                                                                  EXECUTION COPY

                         AMENDMENT TO REIMBURSEMENT AGREEMENT

         AMENDMENT dated as of March 1, 1996 to the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of February 28, 1995, as heretofore amended (the "Reimbursement Agreement") among TENET HEALTHCARE CORPORATION (formerly known as National Medical Enterprises, Inc.), as account party, BANK OF AMERICA NATIONAL TRUST and SAVINGS ASSOCIATION, THE BANK OF NEW YORK, BANKERS TRUST COMPANY and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Banks, and THE BANK OF NEW YORK, as the Issuing Bank.

         WHEREAS, the Reimbursement Agreement incorporates by reference, or otherwise refers to, certain provisions of the existing Morgan Credit Agreement as defined therein;

         WHEREAS, the existing Morgan Credit Agreement is to be replaced by a new credit agreement (the "1996 Credit Agreement");

         WHEREAS, the parties hereto desire to amend the Reimbursement Agreement so that it refers to the relevant provisions of the 1996 Credit Agreement rather than the existing Morgan Credit Agreement; and

         WHEREAS, the security interests created by the Security Agreement (as defined in the Reimbursement Agreement) are to be released on or before April 10, 1996, so that references to the Security Agreement in certain provisions of the Reimbursement Agreement that apply (or in the case of representations and warranties, are to be repeated) after April 10, 1996 will no longer be necessary or appropriate;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS, REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Reimbursement Agreement has the meaning assigned to such term in the Reimbursement Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Reimbursement Agreement shall, after this Amendment becomes effective, refer to the Reimbursement Agreement as amended hereby.

         SECTION 2. AMENDMENT OF DEFINITIONS. The definitions in Section 1.01 of the Reimbursement Agreement are amended as follows:

         (a) The definition of "Letter of Credit Fee" is deleted and replaced by the following definition:

              "Letter of Credit Fee Rate" means a rate per annum equal to the sum of the Eurodollar Margin and the Facility Fee Rate, each determined in accordance with the Pricing Schedule attached to the 1996 Credit Agreement.

         (b) The following new definitions are added immediately after the definition of "Morgan Credit Agreement":

              "1996 Closing Date" means the "Closing Date", as such term is defined in the 1996 Credit Agreement.

              "1996 Credit Agreement" means the Credit Agreement dated as of March 1, 1996 among the Company, the Lenders and Managing Agents party thereto, Bank of America National Trust and Savings Association as Documentation Agent, The Bank of New York as Syndication Agent, and Morgan Guaranty Trust Company of New York as Administrative Agent, as such agreement may be amended from time to time.

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         (c)  The definition of "Termination Date" is amended to read as follows:

              "Termination Date" means the date which is five Business Days prior to the "Termination Date" under and as defined in the 1996 Credit Agreement.

         SECTION 3. LETTER OF CREDIT FEE. Section 3.01(a) of the Reimbursement Agreement is amended to read as follows:

              (a) LETTER OF CREDIT FEE. For the account of the Banks, a letter of credit fee calculated for each day at the Letter of Credit Fee Rate for such day on the aggregate outstanding face amount of the Series A L/C and the Series B L/C on such day. Such letter of credit fee shall accrue from and including the 1996 Closing Date to and including the Termination Date and shall be payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The following new Section
4.03 is added at the end of Article IV of the Reimbursement Agreement:

         SECTION 4.03. REPRESENTATIONS TO BE UPDATED. In connection with any extension of the Letters of Credit after the 1996 Closing Date, the Company will update the following representations and warranties as provided in
    Section 5.02(b) hereof:

              (i)  the representations and warranties made by the Company in
         Section 4.01 of this Agreement;

              (ii) the representations and warranties made by the Company in Sections 4.4 through 4.12 of the 1996 Credit Agreement (defined terms used therein having the meanings assigned to such terms in the 1996 Credit Agreement except that, for purposes of this Agreement, (A) the term "Financing Documents" shall include this Agreement, the Lease Guaranty

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         and the Letters of Credit and (B) the terms "this Agreement" and
         "hereby" contained in Section 4.12 thereof shall include this Agreement);

              (iii) the representations and warranties made by the Company in the Securities Pledge and Security Agreement; and

              (iv) any other representations and warranties made by the Company in any certificate, document or financial or other statement furnished at any time hereunder or in connection herewith.

         SECTION 5. CONDITIONS TO EXTENSIONS OF LETTERS OF CREDIT. Section 5.02(b) of the Reimbursement Agreement is amended to read as follows:

         (b) the fact that each of the representations and warranties referred to in Section 4.03 hereof will be true and correct on and as of the date of extension of the Letters of Credit as if made on and as of such date (except that representations and warranties made with respect to specified dates or periods will be true and correct as of such specified dates or for such specified periods, as the case may be); and

         SECTION 6. INCORPORATION OF COVENANTS BY REFERENCE. Section 6.01 of the Reimbursement Agreement is amended to read as follows:

         SECTION 6.01. INCORPORATION BY REFERENCE. The Company agrees that, so long as any Commitment remains in effect, any amount remains available for drawing under any Letter of Credit or any amount is owing to any Bank or the Issuing Bank hereunder, the Company shall observe and perform each of its covenants and undertakings set forth in Article V of the 1996 Credit Agreement and such covenants and undertakings are hereby incorporated herein by reference. Defined terms used in Article V of the 1996 Credit Agreement have the meanings assigned such terms in the 1996 Credit Agreement; PROVIDED that, for purposes of this Section

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    6.01, (i) the term "Lenders" shall mean the Banks, (ii) the term "Financing
    Documents" shall include this Agreement, the Lease Guaranty and the Letters of Credit, (iii) the term "Required Lenders" shall mean the Required Banks,
    (iv) the term "Default" shall mean a Default as such term is defined herein, and (v) the term "Administrative Agent" shall mean the Issuing
    Bank.

         SECTION 7. CROSS DEFAULT. Section 7.01(e) of the Reimbursement Agreement is amended to read as follows:

         (e) An Event of Default under and as defined in the 1996 Credit Agreement shall have occurred and be continuing; or

         SECTION 8. DELETION OF CERTAIN REFERENCES TO SECURITY AGREEMENT. (a) The words ", Security Agreement" are deleted wherever they appear in Sections 4.01(a), 4.01(b), 4.01(c), 5.02(b), 7.01(d) and 11.06(b) of the Reimbursement
Agreement.

         (b) The words ", Section 4(B) or 5 of the Security Agreement" are deleted from Section 7.01(c) of the Reimbursement Agreement.

         SECTION 9. AMENDMENTS AND WAIVERS. Section 11.05(B) of the Reimbursement Agreement is amended to read as follows:

         (B) Any amendment or wavier of any provision of Articles IV and V (or any related definition) of the 1996 Credit Agreement shall be effective for purposes of Articles IV and VI of this Agreement if signed by the Company and the Required Banks hereunder in their respective capacities as "Lenders" under the 1996 Credit Agreement.

         SECTION 10. ASSIGNMENT OF RIGHTS AND OBLIGATIONS OF BANKERS TRUST COMPANY. Bankers Trust Company hereby assigns, without recourse, representation or warranty, to each of the other three Banks one-third of all the rights of

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Bankers Trust Company under the Reimbursement Agreement (except its right to receive the fees accrued for its account prior to the 1996 Closing Date), and each of such Banks hereby accepts such assignment and assumes one-third of all the obligations of Bankers Trust Company under the Reimbursement Agreement. The foregoing assignment and assumption of obligations shall be effective on the 1996 Closing Date and Bankers Trust Company shall have no obligations of any kind under the Reimbursement Agreement thereafter. Schedule I to the Reimbursement Agreement is deleted and replaced by Schedule I to this Amendment which sets forth the Commitments of the Banks immediately after giving effect to the foregoing assignment.

         SECTION 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 12. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective and binding on the parties hereto when:

         (i) the Issuing Bank shall have received from each of the Company, the Banks and the Issuing Bank either a counterpart hereof signed by such party or telex, facsimile or other written confirmation satisfactory to it that such party has signed a counterpart hereof;

         (ii) the Issuing Bank shall have received a copy of the 1996 Credit Agreement in the form signed by all the parties thereto and the 1996 Credit Agreement shall have become effective;

         (iii) the Company shall have paid to the Issuing Bank (A) all fees accrued for the account of the Banks to but excluding the 1996 Closing Date pursuant to Section 3.01(a) of the Reimbursement Agreement and (B) all Reimbursement Obligations and other amounts (if

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    any) due and payable to the Issuing Bank on or before the 1996 Closing
    Date;

         (iv) the Issuing Bank shall have received a certificate of the Secretary of the Company, dated the 1996 Closing Date, as to the articles of incorporation and bylaws of the Company, no amendments thereto, the adoption by the Company's board of directors of the resolutions referred to in clause (v) below and the incumbency and signature of the officer of the Company who executed this Amendment, together with evidence of the incumbency of such Secretary;

         (v) the Issuing Bank shall have received a copy of resolutions (in form and substance satisfactory to it) of the Company's board of directors authorizing the execution and delivery of this Amendment, certified by the Secretary of the Company to be in full force and effect without modification on the 1996 Closing Date;

         (vi) the Issuing Bank shall have received, with an original counterpart for each Bank, a certificate dated the 1996 Closing Date, substantially in the form of Exhibit A hereto, executed by the Executive Vice President, a Senior Vice President or the Treasurer of the Company; and

         (vii) the Company shall have paid to the Issuing Bank for the account of each Bank listed on Schedule I hereto a fee equal to 0.125% of such Bank's Commitment set forth on Schedule I.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       TENET HEALTHCARE CORPORATION

                                       By:
                                          ---------------------------

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                                       Title:

                                       BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION

                                       By:
                                          ---------------------------
                                       Title:

                                       BANKERS TRUST COMPANY

                                       By:
                                          ---------------------------
                                       Title:

                                       MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK

                                       By:
                                          ---------------------------
                                       Title:

                                       THE BANK OF NEW YORK, as a Bank

                                       By:
                                          ---------------------------
                                       Title:

                                       THE BANK OF NEW YORK, as Issuing
                                       Bank

                                       By:
                                          ---------------------------
                                       Title:

                                                                      SCHEDULE I

                                 LIST OF COMMITMENTS
                               AS OF 1996 CLOSING DATE
                               -----------------------

BANK                                             COMMITMENT
- ----                                             ----------
The Bank of New York                        $28,983,333.34

Bank of America National
  and Savings Association                    28,983,333.33

Morgan Guaranty Trust Company
  of New York                                28,983,333.33
                                             -------------

TOTAL                                       $86,950,000.00
                                            --------------
                                            --------------


                                                                       EXHIBIT A

                                OFFICER'S CERTIFICATE
                             AS TO CONTINUED ACCURACY OF
                            REPRESENTATIONS AND NO DEFAULT

         Pursuant to Section 12(vi) of the Amendment dated as of March 1, 1996 (the "Amendment") to the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of February 28, 1995 among Tenet Healthcare Corporation (formerly known as National Medical Enterprises, Inc.) (the "Company"), the Banks party thereto and The Bank of New York, as Issuing Bank and Agent (as the same may be amended from time to time, the "Agreement"), the undersigned Executive Vice President, Senior Vice President, Treasurer or Assistant Treasurer of the Company hereby certifies as follows:

         1.   The representations and warranties of the Company referred to in
              Section 4 of the Amendment are true and correct on and as of the date hereof with the same effect as if made on the date hereof;

         2. Immediately after the Amendment becomes effective, no Default or Event of Default (both as defined in the Agreement) will have occurred and be continuing under the Agreement.

Dated:        , 1996
     ---------

                                       TENET HEALTHCARE CORPORATION,
                                       a Nevada corporation

                                       By:
                                          ---------------------------
                                            Title:

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